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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                  FILED PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                     DATE REPORTED:    February 28, 1997


                            FINGERMATRIX, INC.
                (Exact name of registrant as specified in charter)


(State or other jurisdiction    (Commission      (IRS Employer
    of incorporation)             File No.)    Identification No.)

   New York                        0-9940          13-2854686

            145 Palisade Street  Dobbs Ferry, New York 10522-1617
                   (Address of Principal Executive Offices)

                               (914) 693-1050
                             (Telephone Number)

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ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                  On February 10, 1997, one, Robert Francis Huddie, an English citizen residing in Rome Italy, totally independent of the Registrant, purchased for himself 47,555 shares of the Registrant's common stock, $.01 Par value ("Common Stock") pursuant to a Regulation S Subscription Agreement ("Subscription Agreement") at a price of $1.2617 per share for an aggregate price of $60,000. A true copy of the Subscription Agreement is annexed as an Exhibit.

                  Based upon the terms of the Subscription Agreement, there was no underwriter or placement agent involved, although the Registrant was paying a fee of 8% of the aggregate price to Registrant's investment adviser, Newell-Storr & Co., Inc. Under the Subscription Agreement, Mr. Huddie represented that he was purchasing for his own account. Mr. Huddie received no commission or other remuneration.

                  The purchase price of $1.2617 per share was determined by taking a 15% discount from the average of the low and high bid prices of the Common Stock as quoted on the electronic bulletin board of NASDAQ for the Registrants's Common Stock on February 10, 1997 which prices averaged $1.4843. Upon taking the 15% discount from the average price of $1.4843 in the sum of $.2226 per share, the purchase price per share of $1.2617 is arrived at. As reported on electronic bulletin board of NASDAQ, 49,500 shares were traded on February 10, 1997 at sales or market prices per share which varied from $1.50 low to $1.6875 high for an average sales price of $1.5937.

                  During the month of December 1996, the low and high market prices for sales of the Registrant's Common Stock was $1.562 low and $2. high. For the period from January 1 through January 31, 1997, the low and high market prices were $1.625 and $2, respectively.

                  In the Subscription Agreement, Mr. Huddie further represented that he was an "accredited investor" (as that term is used in Regulation D promulgated pursuant to the Securities Act of 1933, as amended ("the Act") and he was a "non U.S. person" as that term is used in Regulation S promulgated under the Act. The certificate for the shares of Common Stock issued to Mr. Huddie did not bear a restrictive legend prohibiting sale, pledge or transfer, but a "Stop Transfer Order" was placed on the shares for a period of forty days from date of issuance, February 20, 1997.

                  The Registrant is relying on Regulation S for exemption from registration under the Act as this is a sale to non U.S. person.

                  On January 28, 1997, eleven non-resident persons through their agent, ABN AMRO CARRINGTON PEMBROKE, LTD., contracted to

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purchase and did purchase pursuant to Regulation S 313,720 shares of the Common
Stock of the Registrant at a price of $1.4344 per share for an aggregate price of $450,000 less an 8% commission payable to Newell-Storr &Co, Inc. Said
450,000 shares may not be sold or transferred for a period of forty days from February 3, 1997, the date of issuance of said shares of Common Stock. For further details as to this transaction, reference is made to Registrant's Form 8-K dated February 3, 1997 and filed with the Securities Exchange Commission on February 11, 1997.


Item 10.  Exhibits
     Exh 10.1 Regulation S Offshore Subscription Agreement dated February 10, 1997 executed by Robert Francis Huddie.


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 28, 1997                   Fingermatrix, Inc.


                                            By  Thomas T. Harding
                                            Thomas T. Harding, President


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                 REGULATION S OFFSHORE SUBSCRIPTION AGREEMENT

Fingermatrix, Inc.
145 Palisade Street
Dobbs Ferry, New York 10522-1617

Attention: Mr. Thomas T. Harding, President

   WHEREAS, FINGERMATRIX, INC. (the "Company") has determined to sell its Common Stock ($.01 par value), as authorized and pursuant to Regulation S, 17 CFR Section 240.901 et. seq. ("Regulation S"), promulgated under the U.S. Securities Act of 1933 ("the Act"); and

   WHEREAS, the Company is a reporting issuer within the meaning of Rule 902(l) of Regulation S; and

   WHEREAS, the subscribing person or persons signing below (singularly or collectively the "Undersigned") hereby subscribes for and agrees to purchase from the Company its shares of Common Stock (the "Securities" ) as set forth below in Section 4.01 upon the terms and conditions provided herein, and pursuant to the requirements of Regulation S and agrees, tenders, and represents as set forth herein;

   THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. The Company covenants as follows:

   1.01 That the Company shall maintain its status as a corporation in good standing and a reporting issuer within the meaning of Rule 902(l) of Regulation S;
          and

   1.02 That the Company shall provide the Undersigned with information, subject to limitations dictated by confidentiality and non-public information, regarding the Company, including annual financial statements, at the Undersigned's request; and

   1.03 That the issuance, sale and delivery of the Securities are within the Company's corporate authority and have been duly authorized by all appropriate corporate action; when such Securities are issued, they will be validly issued, fully paid and non-assessable; and

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   1.04   That the Company will be paying an 8% fee to
          its agents who secured this transaction and, accordingly, there will only be available to the Company 92% of the amount subscribed for hereby.

2. The Undersigned covenants as follows:

   2.01   That it is purchasing the Securities in an Offshore
          Transaction which meets the requirements set forth in Rule 902(i) of Regulation S; and

   2.02 That it is not a U.S. person as that term is defined in Rule 902(o) of Regulation S; and

   2.03 That it is not an affiliate of the Company as defined in the U.S. Securities Act of 1933 (the "Securities Act"), and that following the purchase of the Securities, neither the Undersigned nor any of its affiliates will be affiliates of the Company; and

   2.04 That at the time of this offer and sale of the Securities, the Undersigned was outside the United States, and that no offer to purchase or sell the Securities was made by the Undersigned or its affiliates in the United States; that this offer and sale of the Securities have not and will not be pre-arranged with any U.S. person; and that this transaction is not and will not be part of any plan or scheme to evade the Securities Act or its registration provisions; and

   2.05 That it is aware that the Securities are not registered in and cannot be sold in the United States or to any U.S. person, as defined by Regulation S, prior to the end of the restricted period, as set forth in Rule 903(c)(2) of Regulation S, absent registration or exemption therefrom, but, notwithstanding the foregoing, if the Company shall cease for any reason to be a "reporting issuer" prior to the expiration of the restricted period under Rule 903(c)(1), then the Securities shall not be transferable for a period of one year from date of issuance of the certificates representing the Securities as provided in Rule 903(c)(3); and

   2.06 That it is aware that any offers or sales of the Securities prior to the expiration of the restricted period set forth in Rule 903(c)(2) or (3), as the case may be, of Regulation S must

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          be made only in accordance with the provisions of
          Rules 903 or 904 of Regulation S as applicable;
          and

   2.07 That it is not aware of any and has not participated in any Directed Selling Efforts, as set forth in Rule 902(k) of Regulation S, on behalf of the Company or its agents, and that any offering materials received contain the disclosure that the Securities are not registered under the Securities Act and cannot be offered or sold in the United States or to U.S. persons, prior to the end of the restricted period, as set forth in Rule 903(c)(2) of Regulation S absent registration or exemption therefrom pursuant to the Securities Act; and

   2.08 That during the restricted period, as set forth in Rule 903 (c) of Regulation S, the Undersigned will take all steps necessary to ensure compliance with Regulation S including, but not limited to, advising each person involved in any subsequent transaction involving the Securities of their restricted nature, of the requirements of Regulation S, and of such person's obligation to comply with Regulation S; and

   2.09 That neither the Undersigned nor any of its affiliates have or will, directly or indirectly, maintain any short position in any securities of the Company or its affiliates until after the end of the restricted period provided herein. Prior to the end of such restricted period, neither the Undersigned nor its affiliates shall, directly or indirectly, engage in any other hedging transaction in connection with the securities of the Company or its affiliates including, but not limited to, options, swaps, or other derivative transactions; and

   2.10 That it covenants that it has reviewed this transaction with its legal counsel and advisors, and covenants that such purchase is in compliance with its national and local securities laws or regulations, and agrees to advise the Company if such laws or regulations require the Company to place any legends or restrictions on the certificates representing the Securities. The Undersigned undertakes to take all steps necessary to ensure that any purchase, offer or sale of the Securities will comply with the laws and regulations of all necessary foreign regulatory or self-regulatory authorities and upon request

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          shall provide to the Company opinions of legal
          counsel regarding such compliance.

3. Terms of the Subscription Agreement:

   3.01 This Subscription Agreement shall become an agreement binding on the Company only if and when executed in the name and on behalf of the Company, and when notice of such execution and acceptance, which may be a copy or similar counterpart hereof, is tele-faxed or mailed to the Undersigned; and

   3.02 The Company reserves the right to reject any subscription tendered to it, in whole or in part, in which case it will promptly return the consideration tendered herewith to the Undersigned;
          and

   3.03 The Undersigned has reviewed its financial condition and commitments and it is satisfied that it has no immediate foreseeable need to make any disposition of the Securities. In addition, it understands that the Company is under no obligation, and has no intention, to register the Securities under the Securities Act or any other act, or meet the reporting requirements under Rule 144 of said Act. Accordingly, the Undersigned understands that the Securities may be transferred only pursuant to Regulation S, or pursuant to an exemption from registration or a formal registration under the Securities and Exchange Commission's or applicable state Securities Commission's rules. Finally, the Undersigned understands that the Company may unilaterally refuse to approve any transfer made in violation of Regulation S or in violation of the Securities Act of 193, as amended; and

   3.04 The Undersigned has reviewed the Company's Form 10-K filed with the U.S. Securities and Exchange Commission for the years ended September 30, 1995 and 1996 and the financial statements of the Company included therein and the Undersigned is aware that: (i) the Company as of the date hereof has not had any revenue from the sale of the Company's products and services and, accordingly, is deemed to be a development stage company; (ii) the Company is dependent on and shall be dependent on the sale of the Company's securities (such as the purchase contemplated hereby) for its continued development of the Company's products and services;
          (iii) the Company's independent certified auditors

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          have issued for the fiscal year ended September 30,
          1996 an opinion indicating that the future of the Company as a going concern is in doubt in view of: the Company being a development stage company having emerged from bankruptcy in April 1995, the Company having generated no revenues in 1995 and 1996, and the Company having limited working capital.

3.05 The Undersigned is an "accredited investor" within the meaning of Rule 501(a) under the Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 5Ol(a) under the Act. The Undersigned is purchasing the Securities for its own account or as a fiduciary for the account of one or more trusts, each of whom is an "accredited investor" within the meaning of Rule 501(a)(7) under the Act and for each of which the Undersigned exercises sole investment discretion. The Undersigned is not acquiring the Securities for or on behalf of, nor will it transfer the Securities to, any pension or welfare plan (as defined in Section 3 of the U.S. Employee Retirement Income Security Act); and

3.06 The Undersigned is knowledgeable, sophisticated and experienced in business and financial matters and in securities similar to the Securities, and is capable of evaluating the merits and risks of purchasing the Securities. The Undersigned acknowledges and understands that the purchase of the Securities involves risks, including the risk of dilution, diminution in value, or total loss of investment. The Undersigned has had access to, or been furnished with, all information about the Securities and the Company as the Undersigned has deemed necessary, and has been afforded the opportunity to ask such questions of representatives of the Company and to receive answers thereto as the Undersigned has deemed necessary in connection with its decision to purchase the Securities: and

3.07 The Undersigned is purchasing the Securities for investment, and has not previously solicited the transfer, resale or disposal of the Securities and presently does not have a view to, or the purpose of, engaging in a distribution thereof or of transferring, reselling or otherwise disposing of any of the Securities, or any interest therein in any transaction that would be in violation of the

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          securities laws of the United States or any state
          thereof; and

   3.08 The Undersigned has all requisite corporate power and authority to enter into, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by the Undersigned, and all legally required corporate proceedings by the Undersigned in connection with the execution, delivery and performance of this Agreement have been taken.
          This Agreement constitutes a valid and binding obligation of the Undersigned, enforceable against it in accordance with its terms, except as the enforceability of such Agreement may be affected or limited by (i) bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, or (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

   3.09 There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Undersigned or any of its respective subsidiaries; and

   3.10 The Undersigned acknowledges and understands that no U.S. Federal or State Agency has made any finding or determination as to the fairness for public investment, nor any recommendation or endorsement, of the Securities. The Undersigned represents that it fully understands the nature of the investment being made and the substantial risks thereof; and

   3.11 The Undersigned acknowledges that the Company will advise its transfer agent upon issuance of the Securities of the limitations upon the transfer of such Securities as set forth herein (including, but not limited to, Section 2.05, above, and Section 3.12, below) pursuant to Regulation S; and

   3.12 In accordance with Rule 903 (c) (2) Of Regulation S, the Undersigned agrees to forebear from selling the Securities for a period of not less than forty
          (40) days from the later of the following dates: the date of this Subscription Agreement; or the date upon which the Company collects the Total

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          Price of the Securities, as defined herein. The
          Undersigned acknowledges that this holding period will not be applicable if the Company loses its status as a "reporting issuer", in which case the one year holding period would be applicable in accordance with Rule 903 (c) (3) of Regulation S;
          and

   3.13 The provisions of this Subscription Agreement shall be construed and enforced according to the laws of the United States and the State of New York. In the event there is any conflict between any offering or sales material and this Subscription Agreement, the terms set forth in this Subscription Agreement shall be controlling;
          and

   3.14 This Subscription Agreement may be executed in any number of counterparts, all of which shall constitute one and the same agreement. If this Subscription Agreement is entered into by more than one person, all statements and representations herein are made and incurred both jointly and severally by each of the Undersigned.

4. Purchase of Securities:

   4.01 The price per share of Common Stock forming the Securities hereby purchase shall be $ 1.2617, being fifteen (15%) percent below the average of the low bid and high bid price per share of Common Stock on date of execution hereof as reported on the Automated Electronic Bulletin Board of NASDAQ. Accordingly, 47,555 shares of Common Stock are being purchased hereby for an aggregate offering price of the Securities of $60,000.14, which is the aggregate consideration for the Securities (the "Total Price"); and

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   4.03   The Undersigned shall tender the amount set
          forth in paragraph 4.01 herein (the "Subscription Amount") by forwarding this Subscription Agreement to the Company, or to its designated agent, at the Company's address set forth on the first page hereof, and by transmitting guaranteed U.S. funds via wire transfer in the amount of the Subscription Amount payable to the order of Fingermatrix, Inc., or its designated agent as follows:

              Bank: Hudson Valley Bank
                    328 Central Avenue
                    White Plains, NY 10606
              Routing #021909300
              Account #0802364601 ;
          and

   4.04 The Undersigned requests that the certificate or certificates for the Securities purchased hereunder be registered in the name subscribed below and the registered address of such security holder in Fingermatrix, Inc.'s stock register or books will be the address set forth below:

          Name   :   ROBERT FRANCIS HUDDIE
          Address:   PIAZZA DI PIETRA 63, INT 8
                     00186 ROMA
                     ITALY

          Subscription Amount:  $60,000.14

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The Undersigned attests that its offices are maintained at the address listed above.

Investor:  ROBERT FRANCIS HUDDIE
           ---------------------------------------
           Print Name(s) OR (Title if Corporation)


           ---------------------------------------
                    Signature of Officer

Attest:    --------------------------------------------------------------
           [PROFESSIONAL CORPORATIONS ONLY] Corporate Secretary Must Sign

Date  :    February 10th, 1997
           ---------------------------------------


ACCEPTED BY: (INVESTOR DOES NOT SIGN HERE)

FINGERMATRIX, INC.

By:         Thomas T. Harding                          2/19/97
    -----------------------------------------       -----------------------
            Thomas T. Harding                       Date of Acceptance
            President, CEO